EXHIBIT 32
     The following certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the SEC rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18 or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Certification of Chief Executive Officer
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Broadcom Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:
     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Scott A. McGregor
Scott A. McGregor
Chief Executive Officer
Date: October 22, 2009
Certification of Chief Financial Officer
     Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Broadcom Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:
     (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric K. Brandt
Eric K. Brandt
Chief Financial Officer
Date: October 22, 2009